SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 16, 2008

GUANGZHOU GLOBAL TELECOM, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-130937	59-3565377
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 03/04, 16/F, Jinke Building,
No.17/19, Guangwei Road
Guangzhou, China 510180
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 20-6236-8036
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Resignation of Officers

Effective October 16, 2008, Mr. Zhihan Hu resigned as the Chief Financial Officer of our company. Yiwen Wu resigned as General Manager of our company. There were no disagreements between Zhihan Hu and Yiwen Wu and us or any officer or director of the Company.

Appointment of Officers

Effective October 16, 2008, the directors appointed the following persons as our executive officers, with the respective titles as set forth opposite their names below:

Name	Age	Position
Richard Yan	34	Chief Financial Officer
Jingda Ni	25	General Manager

The business background descriptions of the newly appointed officers are as follows:

Mr. Richard Yan, Chief Financial Officer

Mr. Yan previously served in several positions at Sancon Resources Recovery, Inc. (OTCBB: SRRY) since its inception in 2004 as Vice President, Acting CFO and Financial Controller. Richard previously served as the Financial Controller of Hartcourt Companies Inc. through 2002 to 2003 (OTCBB: HRCT), a consolidator of IT distribution company. Prior to that, Mr. Yan worked at KPMG China for several years and accumulated extensive experience in the areas of financial advisory, auditing, and taxation services. Mr. Yan is also a partner of KRC, an independent consulting firm based in Shanghai rendering accounting and financial services to private firms seeking to go public. He is a Certified Public Accountant of China, and holds a Bachelor Degree in Economics and MBA from Shanghai JiaoTong University.

Mr. Jingda Ni, General Manager

Ni Jingda joined Guangzhou Global Telecom in 2005 as marketing manager. Mr. Ni previously served as principal supervisor in charge of Marketing with Guangzhou YueShen TaiYang Technology Ltd., a former subsidiary of PacificNet Inc from 2004 to 2005, and accumulated extensive telecommunications expertise and experience. After playing a senior role in the planning and execution of PacificNet Inc’s rapid growth in Guangzhou, Mr. Ni was headhunted to become marketing manager at Guangzhou Global Telecom. Mr. Ni also served at the People’s Court of Yuexiu District, Guangzhou from 2003 to 2004. His appointment as general manager is testimony of his strengths proven by the current successful expansion and growth of Guangzhou Global Telecom since its inception.

There is no formal employment contract between Richard Yan, Jingda Ni and our company.

ITEM 9.01 EXHIBITS.

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GUANGZHOU GLOBAL TELECOM, INC.

Date: October 16, 2008	By:	/s/ Yankuan Li
Yankuan Li
Chairman and Chief Executive Officer